Status and Principal Activity	12 Months Ended
Dec. 31, 2024
Status and Principal Activity [Abstract]
Status and principal activity

NOTE 1: Status and principal activity

When used in this report, all references to “MDxHealth”, the “company”, “we”, “our” and “us” refer to MDxHealth, SA and its subsidiaries. MDxHealth is a limited liability company domiciled in Belgium, with offices and labs in Belgium, the United States and The Netherlands.

MDxHealth is a commercial-stage precision diagnostics company committed to providing non-invasive, clinically actionable and cost-effective urologic solutions to improve patient care. The Company’s novel prostate cancer genomic testing solutions combine advanced clinical modeling with genomic data to provide each patient with a personalized cancer risk profile, which provides more accurate and actionable information than standard risk factors (e.g., PSA, DRE, age) used by clinicians.

The Company’s Select mdx and Confirm mdx solutions address men at risk for developing prostate cancer, providing physicians with a clear clinical pathway to accurately identify clinically significant prostate cancer while minimizing the use of invasive procedures that are prone to complications. The Company’s Genomic Prostate Score (GPS) solution addresses men newly diagnosed with prostate cancer, providing physicians with a clear clinical pathway to make the most informed treatment decision for their individual disease, including active surveillance. To further supplement its prostate cancer menu, the Company’s Resolve mdx was developed especially for patients with recurrent, persistent, and complicated urinary tract infections (UTIs), and combines precise pathogen identification and resistance gene detection with a proprietary susceptibility methodology that identifies personalized oral antibiotic options for fast resolution and improved patient outcomes. The Company’s collective decades of experience in precision diagnostics and its portfolio of novel biomarkers for diagnostic, prognostic and predictive molecular assays supports its active pipeline of new testing solutions for prostate and other urologic diseases.

MDxHealth offers its laboratory solutions from its state-of-the-art College of American Pathologists (CAP)-accredited and Clinical Laboratory Improvement Amendments of 1988 (“CLIA”) certified, molecular laboratory facility located at its U.S. headquarters in Irvine, California as well as a CLIA-certified lab in Plano, Texas. MDxHealth also operates a research and development-focused molecular laboratory facility, MDxHealth B.V., located in Nijmegen, the Netherlands.

The Company is headquartered in Belgium. The parent company, MDxHealth SA, has its registered and corporate office in Cap Business Center, Rue d’Abhooz 31, 4040 Herstal, Belgium. MDxHealth, Inc., the Company’s U.S. subsidiary, is located at 15279 Alton Parkway, Suite 100, Irvine, CA 92618, United States. MDxHealth B.V., the Company’s Dutch subsidiary, is located at Transistorweg 5, 6534 Nijmegen, The Netherlands.

American Depositary Shares (“ADS”), each representing 10 ordinary shares of the Company, began trading on the Nasdaq Capital Market on November 4, 2021. On November 13, 2023, the Company completed a 1-for-10 reverse stock split of its ordinary shares, after which each ADS represented one ordinary share. On November 27, 2023, the Company completed the mandatory exchange of all of its ADSs for one ordinary share each and subsequently terminated the Company’s ADS facility, at which time the ordinary shares were admitted to listing on the Nasdaq Capital Market under the symbol “MDXH”. Following a transition period of three weeks, the Company delisted its ordinary shares from Euronext Brussels and, as of December 15, 2023, its ordinary shares began solely trading on the Nasdaq Capital Market. The disclosures in these financial statements give retroactive effect to these changes.